FOURTH AMENDMENT
                               TO
                   RESTRICTED STOCK AGREEMENT


     THIS FOURTH AMENDMENT TO RESTRICTED STOCK AGREEMENT is entered into this ____ day of ____________, 1994, by and between GUILFORD
MILLS, INC. (the "Company") and __________________ (the
"Executive").

                           WITNESSETH:

     WHEREAS, pursuant to the Guilford Mills, Inc. 1989 Restricted Stock Plan (the "Plan"), the Company and the Executive have entered into a Restricted Stock Agreement, as amended (hereinafter the "Agreement"), under the terms of which the Company granted the Executive shares of Company Common Stock, par value $.02 per share, subject to certain restrictions; and

     WHEREAS, the Company and the Executive believe that it is desirable to amend the Agreement as set forth below.

     NOW, THEREFORE, the Company and the Executive hereby agree as follows:

     1. Section 3(b)(i) of the Agreement is hereby deleted in its entirety and the following section is substituted in its place:

          (i) Subject to Section 2(iv), if the aggregate amount of the Company's primary net earnings per equivalent share, exclusive of any extraordinary gains, for its fiscal years ending June 28, 1992, June 27, 1993 and October 2, 1994 (without regard to the transition period from June 28, 1993 to September 26, 1993) equal or exceed $_____ (the "1992-1994 Target") or the Adjusted 1992-1994 Target, as defined below, then the Executive will become vested in (x) ______ Performance-Based Shares on January 2, 1995, if he is then employed by the Company or a Subsidiary; (y) _____ Performance-Based Shares on January 2, 1996, if he is then employed by the Company or a Subsidiary; and (z) _____ Performance-Based Shares on January 2, 1997, if he is then employed by the Company or a Subsidiary.

     2. Except as otherwise expressly set forth above, the Agreement remains unmodified and in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

                              GUILFORD MILLS, INC.


                              By:__________________________________
                                 Name:_____________________________
                                 Title:____________________________


                               ____________________________________
                                      (Signature of Executive)



                               ____________________________________
                                      (Print Name of Executive)


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